UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2020

Discovery, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34177	35-2333914
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8403 Colesville Road Silver Spring, Maryland	20910
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 240-662-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Common Stock	DISCA	Nasdaq
Series B Common Stock	DISCB	Nasdaq
Series C Common Stock	DISCK	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Notes Offering

On May 7, 2020, Discovery, Inc. (the “Company”) issued a press release announcing that its wholly-owned subsidiary, Discovery Communications, LLC (“DCL”), had commenced an underwritten public offering of senior notes (the “Notes Offering”). The senior notes will be issued by DCL and guaranteed by the Company and its wholly owned subsidiary, Scripps Networks Interactive, Inc. (“SNI”), on an unsecured and unsubordinated basis.

A copy of the Company’s press release announcing the Notes Offering is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The information contained in Item 8.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are for information purposes only and do not constitute an offer to sell the senior notes.

Tender Offer

Additionally, on May 7, 2020, the Company issued a press release announcing that it had commenced (i) cash tender offers (the “Any and All Offer”) by DCL for any and all of its 4.375% Senior Notes due 2021, its 3.300% Senior Notes due 2022 and its 3.500% Senior Notes due 2022 (collectively, the “Any and All Notes”) and (ii) cash tender offers (collectively, the “Waterfall Offer”) by DCL and SNI (the “Offerors”) for up to $1,500,000,000 less the aggregate principal amount of the Any and All Notes validly tendered and accepted for purchase in the Any and All Offer (the “Maximum Waterfall Tender Amount”) aggregate principal amount of the 3.500% Senior Notes due 2022 issued by SNI, the 3.250% Senior Notes due 2023 issued by DCL, the 2.950% Senior Notes due 2023 issued by DCL, the 3.800% Senior Notes due 2024 issued by DCL, the 3.900% Senior Notes due 2024 issued by SNI and the 3.900% Senior Notes due 2024 issued by DCL (collectively, the “Waterfall Notes”). The Any and All Offer and the Waterfall Offer are referred to herein collectively as the “Tender Offers” and the Any and All Notes and the Waterfall Notes are referred to herein collectively as the “Notes.” The complete terms and conditions of the Tender Offers are set forth in an offer to purchase and notice of guaranteed delivery (collectively, the “Tender Offer Documents”) that will be sent to registered holders of the Notes and be posted online at www.dfking.com/discovery. The Any and All Offer will expire at 5:00 p.m., New York City time, on May 13, 2020, unless extended or earlier terminated (the “Any and All Expiration Time”). The Waterfall Offer will expire at 12:00 midnight, New York City time, on June 4, 2020, (one minute after 11:59 p.m., New York City Time, on June 4, 2020), unless extended or earlier terminated (the “Waterfall Expiration Time”).

The applicable consideration for each $1,000 principal amount of Any and All Notes validly tendered and not validly withdrawn and accepted for purchase pursuant to the Tender Offers will be determined in the manner described in the Tender Offer Documents by reference to the applicable fixed spread for such Notes plus the applicable yield based on the bid-side price of the applicable U.S. Treasury Reference Security at 2:00 p.m., New York City time, on May 13, 2020, unless extended. Holders of Any and All Notes will also receive accrued and unpaid interest on the Any and All Notes validly tendered and accepted for purchase from the applicable last interest payment date up to, but not including, the date the Company makes payment for such Any and All

Notes, which date is anticipated to be May 18, 2020 (the “Any and All Settlement Date”). Any and All Notes tendered by notice of guaranteed delivery and accepted for purchase will be purchased on the Any and All Settlement Date.

The applicable consideration for each $1,000 principal amount of Waterfall Notes validly tendered and not validly withdrawn and accepted for purchase pursuant to the Tender Offers will be determined in the manner described in the Tender Offer Documents by reference to the applicable fixed spread for such Notes plus the applicable yield based on the bid-side price of the applicable U.S. Treasury Reference Security at 10:00 a.m., New York City time, on May 21, 2020, unless extended. Holders of Waterfall Notes that are validly tendered and not validly withdrawn at or prior to 5:00 p.m., New York City time, on May 20, 2020 (the “Waterfall Early Tender Deadline”) and accepted for purchase will also receive early tender premium of $50.00 per $1,000 principal amount of the Waterfall Notes accepted for purchase. Holders of Waterfall Notes will also receive accrued and unpaid interest on the Waterfall Notes validly tendered and accepted for purchase from the applicable last interest payment date up to, but not including, the date the Company makes payment for such Notes, which date is anticipated to be to be (i) May 22, 2020 (the “Waterfall Early Settlement Date”), for Waterfall Notes that are validly tendered on or prior to the Waterfall Early Tender Deadline, or (ii) June 8, 2022 for Waterfall Notes that are tendered following the Waterfall Early Tender Deadline but on or prior to the Waterfall Expiration Date, assuming the Maximum Waterfall Tender Amount is not purchased on the Waterfall Early Settlement Date.

The Tender Offers are conditioned (i) on DCL’s having obtained aggregate net proceeds from the Notes Offering, in an amount not less than the amount sufficient, upon the terms and subject to the conditions of the Tender Offers, to purchase all of the Notes validly tendered and accepted for purchase in the Tender Offers and to pay accrued interest thereon and fees and expenses associated therewith, and (ii) on the other general conditions described in the Tender Offer Documents.

A copy of the Company’s press release announcing the Tender Offers is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference. The information contained in Item 8.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.2 are for information purposes only and do not constitute an offer to purchase the Notes.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release of Discovery, Inc., dated May 7, 2020.

99.2	Press release of Discovery, Inc., dated May 7, 2020.

101	Inline XBRL Instance Document - the instance document does not appear in the Interactive Date File because its XBRL tags are embedded within the Inline XBRL document

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2020	DISCOVERY, INC.

	By:	/s/ Bruce L. Campbell
	Name:	Bruce L. Campbell
	Title:	Chief Development, Distribution & Legal Officer